First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.782.8386

SEMI-ANNUAL REPORT – 6/30/2010

FOR CONTRACT HOLDERS OF:	GROUP VARI-EXCEPTIONAL LIFE PLUS (GROUP VEL),
EXECUTIVE SOLUTIONS (GROUP VEL COLI)

September 24, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	GROUP VEL ACCOUNT
1940 Act Registration Number: 811-7663
1933 Act Registration Numbers: 333-06383, 333-52944
CIK: 0000945907
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Group VEL Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	August 26, 2010
The Alger Portfolios (Class I-2)	832566	August 23, 2010
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 19, 2010
Delaware VIP Trust (Standard Class)	814230	September 7, 2010
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 23, 2010
Fidelity Variable Insurance Products Fund II (Initial Class)	831016	August 23, 2010
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 26, 2010
Invesco Variable Insurance Funds (Series I Shares)	896435	August 27, 2010
Janus Aspen Series (Service Shares)	906185	August 27, 2010
Lincoln Variable Insurance Products Trust (Standard Class)	1033669	August 26, 2010
T. Rowe Price International Series, Inc.	918292	August 25, 2010
The Universal Institutional Funds, Inc.	1011378	September 8, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel and Corporate Secretary

First Allmerica Financial Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772